UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

374Water Inc.
(Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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374Water Inc.

701 W. Main Street, Suite 410

Durham, North Carolina 27701

(919) 888-8194

April 28, 2023

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of 374Water Inc. to be held at 10:00 a.m., Eastern Time, on June 14, 2023, at our corporate headquarters located at 701 W. Main Street, Suite 410, Durham, North Carolina 27701.

We are distributing our proxy materials to certain stockholders via the Internet under the U.S. Securities and Exchange Commission “Notice and Access” rules. We believe this approach allows us to provide stockholders with a timely and convenient way to receive proxy materials and vote, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) beginning on or about April 28, 2023, rather than a paper copy of the Proxy Statement, the proxy card and our 2023 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2022, as amended. The Notice of Internet Availability contains instructions on how to access the proxy materials, vote and obtain, if desired, a paper copy of the proxy materials.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to be present at the Annual Meeting, after receiving the Notice of Internet Availability please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting in person at the Annual Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the proxy card that is mailed to those that request paper copies of the Proxy Statement and the other proxy materials. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting in person.

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Thank you for your support of our company. I look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Yaacov (Kobe) Nagar

Yaacov (Kobe) Nagar
Chairperson of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON JUNE 14, 2023:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Proxy Card and

2023 Annual Report to Stockholders are available at:

www.proxyvote.com

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374WATER INC.

701 W. Main Street, Suite 410

Durham, North Carolina 27701

(919) 888-8194

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 14, 2023

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of 374Water Inc. a Delaware corporation (the “Company”), will be held on June 14, 2023, at 10:00 a.m. Eastern Time, at our corporate headquarters located at 701 W. Main Street, Suite 410, Durham, North Carolina 27701. We will consider and act on the following items of business at the Annual Meeting:

(1)	Election of seven directors to serve as directors on our Board of Directors to serve until our 2024 Annual Meeting of Stockholders or until successors have been duly elected and qualified.

(2)	An advisory vote on the compensation of the Company’s named executive officers as disclosed in the Proxy Statement accompanying this notice.

(3)	An advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

(4)	Ratification of the appointment of Cherry Bekaert LLP, as our independent registered public accounting firm for the 2023 fiscal year.

(5)	Such other business as may arise and that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

Stockholders are referred to the proxy statement accompanying this notice (the “Proxy Statement”) for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” the election of the nominees as directors (Proposal 1); “FOR” Proposals 2, and 4; and “FOR” holding an advisory vote every three years regarding approval of the compensation of the Company’s named executive officers (Proposal 3).

The Board of Directors has fixed the close of business on April 17, 2023, as the record date (the “Record Date”) for the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the ten (10) calendar days prior to and during the Annual Meeting.

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YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you vote by telephone, over the Internet, or complete, date, sign and mail the enclosed form of proxy in accordance with the instructions set out in the proxy card and in the Proxy Statement to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board of Directors,

/s/ Yaacov (Kobe) Nagar

Yaacov (Kobe) Nagar
Chairperson of the Board of Directors

April 28, 2023

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374WATER INC.

701 W. Main Street, Suite 410

Durham, North Carolina 27701

(919) 888-8194

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 14, 2023

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” “the Company,” or “374Water” refer to 374Water Inc. a Delaware corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.001 per share, each of whom is entitled to vote at the 2023 annual meeting of stockholders of the Company (the “Annual Meeting”).

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of 374Water Inc. to be voted at the Annual Meeting to be held on June 14, 2023, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This Proxy Statement and accompanying form of proxy are dated April 28, 2023 and are expected to be first sent or given to stockholders on or about April 28, 2023.

The executive offices of the Company are located at 710 W. Main Street, Suite 410, Durham, North Carolina 27701, and the mailing address of the Company is 3710 Shannon Rd., Suite 51877, Durham, North Carolina 27717.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON June 14, 2023:

As permitted by the “Notice and Access” rules of the U.S. Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement, the proxy card and our Annual Report available to stockholders electronically via the Internet at the following website: www.proxyvote.com.

On or about April 28, 2023, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how stockholders may access and review all of the proxy materials and how to vote. Also on or about April 28, 2023, we began mailing printed copies of the proxy materials to stockholders that previously requested printed copies. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

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Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

We are using the SEC’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials over the Internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about April 28, 2023, we began mailing to stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials on the Internet and how to vote online. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received a Notice of Internet Availability this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice, which include the following:

(1)	seven directors to serve as directors on our Board of Directors to serve until our 2024 Annual Meeting of Stockholders or until successors have been duly elected and qualified (“Proposal 1”);

(2)	an advisory vote on the compensation of the Company’s named executive officers as disclosed in the Proxy Statement accompanying this notice (“Proposal 2”);

(3)	an advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers (“Proposal 3”);

(4)	ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the 2023 fiscal year (“Proposal 4”); and

(5)	such other business as may arise and that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

What should I do if I receive more than one set of voting materials?

You may receive more than one Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, this Proxy Statement and the proxy card) or voting instruction card. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, a proxy card) for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares common stock held in each of your different accounts to ensure that all of your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 17, 2023 (the “Record Date”). The Record Date is established by the Board as required by Delaware law. On the Record Date, 128,998,876 shares of common stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Our common stock is the only class of security entitled to vote at our Annual Meeting.

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What are the voting rights of the stockholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Annual Meeting.

The presence, in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, then either (i) chairperson of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Direct Transfer LLC, the Company’s stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice of Internet Availability has been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Notice of Internet Availability has been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What is a broker non-vote?

Under applicable rules, brokers who hold stock on behalf of beneficial owners have the authority to vote on certain proposals when they have not received instructions from the beneficial owners. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item under the applicable rules and has not received voting instructions from the beneficial owner. Therefore, if you do not provide voting instructions to your broker regarding such proposal, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposal. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposals 1, 2, or 3 but does have discretionary authority to vote your shares with respect to Proposal 4.

How do I vote my shares?

If you are a record holder, you may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting. To vote by proxy, you may choose one of the following methods to vote your shares:

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Via Internet: as prompted by the menu found at www.proxyvote.com, follow the instructions to obtain your records and submit an electronic ballot. Please have your Stockholder Control Number, which can be found on the bottom of the Notice of Internet Availability, when you access this voting site. You may vote via the Internet until 11:59 p.m., Eastern Time, on June 13, 2023.

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Via telephone: call 1-800-690-6903 and then follow the voice instructions. Please have your Stockholder Control Number, which can be found on the bottom of the Notice of Internet Availability, when you call. You may vote by telephone until 11:59 p.m., Eastern Time, on June 13, 2023.

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Via mail: if you requested printed proxy materials as provided in the Notice of Internet Availability and would like to vote by mail, complete and sign the accompanying proxy card and return it in the postage-paid envelope provided. If you submit a signed proxy without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendation.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Yaacov (Kobe) Nagar and Israel Abitbol to serve as the proxies for the Annual Meeting.

Your proxy will be valid only if you complete and return it before the Annual Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” each proposal as to which you provide no voting instructions in accordance with the Board’s recommendation in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares in person at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares in person at the Annual Meeting.

Who counts the votes?

All votes will be tabulated by a representative of our transfer agent, who will act as the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

Can I vote my shares in person at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the meeting by completing a ballot at the Annual Meeting.

If you hold your shares in “street name,” you may vote your shares in person only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares.

Even if you currently plan to attend the Annual Meeting, we recommend that you also return your proxy or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

In the election of the nominees as directors (Proposal 1), stockholders may vote for the director nominees or may withhold their votes as to one or more director nominees. With respect to the advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers (Proposal 3), stockholders may vote to choose an advisory vote on executive compensation every one, two or three years or to abstain from voting on the proposal. With respect to the advisory vote on executive compensation (Proposal 2) and the ratification of the independent registered public accounting firm (Proposal 4), stockholders may vote for the proposal, against the proposal, or abstain from voting on the proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1—FOR the election of the nominees as directors.

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Proposal 2—FOR the approval of the executive compensation as disclosed in these materials.

Proposal 3—FOR an advisory vote on executive compensation every three years.

Proposal 4—FOR the ratification of the appointment of the independent registered public accounting firm.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1—FOR the election of the nominees as directors.

Proposal 2—FOR the approval of the executive compensation as disclosed in these materials.

Proposal 3—FOR an advisory vote on executive compensation every three years.

Proposal 4—FOR the ratification of the appointment of the independent registered public accounting firm.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee may be unable to vote those shares. See “What is a broker non-vote?” above.

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●

Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy.

●	Completing and submitting a new valid proxy bearing a later date.

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Giving written notice of revocation to the Company addressed to Israel D. Abitbol, Chief Financial Officer, at the Company’s mailing address of 3710 Shannon Rd., Suite 51877, Durham, North Carolina 27717, which notice must be received before 5:00 p.m., Eastern Time, on June 13, 2023

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Assuming the presence of a quorum, with respect to Proposal 1, the affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required for the election of the director nominees, i.e., the seven director nominees who receive the most votes will be elected.

Assuming the presence of a quorum, the approval of the executive compensation (Proposal 2), and the ratification of the independent registered public accounting firm (Proposal 4) will require the affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that voted for or against such proposal. For the advisory vote on how frequently our stockholders should vote on the compensation of our named executive officers in (Proposal 3), the number of years (1, 2 or 3) that receives the highest number of votes will be deemed to be preferred by our stockholders. Please note that the vote on executive compensation (Proposal 2) and the vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers (Proposal 3) are non-binding advisory votes.

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How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Abstentions will have no effect with respect to the election of the nominees as directors (Proposal 1), the advisory vote on executive compensation (Proposal 2), the advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers (Proposal 3) or the ratification of the independent registered public accounting firm (Proposal 4).

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes will have no effect upon the election of the nominees as directors (Proposal 1), the advisory vote on executive compensation (Proposal 2), and the advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers (Proposal 3). With respect to the proposal to ratify the appointment of the independent registered public accounting firm (Proposal 4), broker-non-votes are not applicable because such proposal is considered a routine matter and therefore a broker holding shares for a beneficial owner will have discretionary authority to vote those shares for such proposal in the absence of voting instructions from the beneficial owner.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the Notice of Internet Availability, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We expect to publish the voting results in a current report on Form 8-K, which we expect to file with the SEC within four business days after the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact our Chief Financial Officer, Israel Abitbol, at (919) 914-2871.

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PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Election

The Board currently is comprised of seven directors. Our Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the following seven individuals to serve as directors (collectively, the “Company Nominees”):

The names of our officers and directors, as well as certain information about them are set forth below:

Name	Age	Position(s)	Held Since

Yaacov (Kobe) Nagar	43	Chief Executive Officer, Chairperson of the Board	2021

Richard H. Davis	65	Director	2008

Terry Merrell	58	Director	2021

Deanna Rene Estes	55	Director	2022

Buddie Joe (BJ) Penn	84	Director	2022

Yizhaq (Itzik) Polad	42	Director	2022

James M. Vanderhider	63	Director	2022

If elected, respectively, these nominees will serve until our 2024 Annual Meeting of Stockholders or until successors have been duly elected and qualified. Our board of directors believes that all of our current directors, including the seven nominees for election, possess personal and professional integrity, good judgment, a high level of ability and business acumen.

If a quorum is present, the Company Nominees will be elected by a plurality of the votes cast at the Annual Meeting. Abstentions and broker non-votes have no effect on the vote. The seven Company Nominees receiving the highest number of affirmative votes will be elected directors of the Company. Shares of voting stock represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. Should any Company Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. Each Company Nominee has agreed to serve, if elected, and the Board has no reason to believe that any Company Nominee will be unable to serve.

The Board and the Nominating and Corporate Governance Committee continue to frequently evaluate the optimal size and composition of the Board to allow it to operate nimbly and efficiently, while maintaining new ideas, expertise, experience and diversity among its membership. As of April 28, 2023, a female comprises approximately 14% of our Board and black or African American male comprises approximately 14% of our Board.

Board Diversity Matrix (as of April 28, 2023)
Total Number of Directors	7
	Female	Male
Part I: Gender Identity	1	6
Part II: Demographic Background
White	1	5
Black or African American	0	1

The biographies of the Company Nominees are as follows:

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Yaacov (Kobe) Nagar. Mr. Nagar is a co-founder of 374Water and patent inventor of the supercritical water oxidation AirSCWO™ system. He has been the Chief Executive Officer of 374Water from inception in July 2018 and the Chairperson of the Board since the Merger. Mr. Nagar holds degrees in chemical engineering from Ben Gurion University (2001) and material engineering from Tel-Aviv University (2007) and thereafter held positions in the defense industry and renewable energy sectors in Israel, where he worked on developing fuel cell, CO2 sequestration and low energy chemicals technologies. He joined the Bill and Melinda Gates Foundation project at Duke University in 2017 to scale up and commercialize the SCWO technology.

Richard H. Davis. Mr. Davis joined our board in February 2008, and served as the Chief Executive Officer from August 2011 to April 2021. He received a B.S degree in economics from Florida State University in 1982. He joined First Equity Corporation (“First Equity”) in Miami that same year. First Equity operated as a regional full-service brokerage and investment bank. Mr. Davis’ duties included equity deal structure and brokerage-related activities. After First Equity was acquired in 2001, Mr. Davis joined the corporate finance department of William R. Hough & Company (“Hough”), where he continued structuring equity finance and private acquisitions. Hough was acquired in 2004 by RBC Dain Rauscher (“Dain”), a global investment banking firm. Dain consolidated Hough’s corporate finance activities into its New York offices. Mr. Davis elected to remain in Miami and joined Martinez-Ayme Securities (“MAS”), assuming the newly-created position of managing director of corporate finance. In 2005, Mr. Davis resigned from MAS and ceased working as an investment banker.

Terry Merrell. Mr. Merrell is a co-founder of Merrell Bros., Inc. (“Merrell”), Kokomo, Indiana, where he has served as the Chief Financial Officer since inception in 1982. He also is the founder of Cross America, Inc. which is a non-profit organization where he has served as President since 2018. He also serves as Elder at Upper Deer Creek Church. He has developed several technologies related to the biosolids management and disposal industry and currently has a patent pending status on some of these technologies.

Deanna Rene Estes.  Since September 2016, Ms. Estes has served as the Finance Manager of 10 Branch Management LLC, a private entity which governs the Jay and Renee Haladay Family Office, where she has established the mission, governance, policy, procedures, systems and reporting for the family offices which handles the investment and other affairs of five families.  For more than fifteen years, Ms. Estes has partnered with investors, entrepreneurs, financiers, developers, and operators to achieve economic success for ventures in multiple industries and, at times, extreme market conditions.  Ms. Estes received her BA in Business Administration with a Major in Finance from Washington State University.

Buddie Joe (BJ) Penn.  Since January 2013, Mr. Penn has served as the Chief Executive Officer of Genesis IV, an executive consulting firm and Penn Construction Group, both headquartered in the Washington D.C. Metro area.  Mr. Penn was Acting Secretary of the US Navy from March to May 2009, having previously been Assistant Secretary of the US Navy (Installations and Environment) since 2005. He began his career as a Naval Aviator and was named EA-6B Pilot of the Year in 1972. Throughout his distinguished career, significant leadership assignments included: Executive Officer/Commanding Officer VAQ 33, Battalion Officer at the US Naval Academy, Air Officer in USS America, Special Assistant to the Chief of Naval Operations, Commanding Officer of NAS North Island, CA, and Deputy Director of the Navy Office of Technology Transfer & Security Assistance. Mr. Penn left the Navy in 1995, joining Loral Corporation as Director of International Business. In 1996, Loral sold its defense electronics and system integration businesses to Lockheed Martin and Mr. Penn was assigned to Lockheed Martin’s Corporate Staff. Mr. Penn returned to the US Navy in 2001 as Director of Industrial Base Assessments.

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Mr. Penn received his BS in Industrial Technology from Purdue University and his MS in Human Resource Management & Personnel Administration from The George Washington University. Mr. Penn serves on the Secretary of Defense Policy Board, as Trustee Emeritus at The George Washington University and the Boards of the National Trust for the Humanities, Naval Aviation Museum and Naval Historical Foundation. Mr. Penn also serves as the Chairman of the Board of Directors Spectra System Corporation, a London Stock Exchange listed company (SPSY) and on the Board of Directors of Healthcare Trust Inc., a Nasdaq listed company (HTIA).

Yizhaq (Itzik) Polad. Since March 2023, Mr. Polad has served as the Vice President of Data of LSports data Ltd, a private company headquartered in Ashkelon, Israel focused on the sports data industry and creating unique technologies in order to provide business advantages to its partners, where he oversees the data engineering, data analytics, insights and value to business and customers. From August 2019 to March 2023, Mr. Polad served as the Vice President of BI and Business Applications at Papaya Global, a private SaaS company headquartered in New York, New York, where he led its business intelligence and data analytics products and the scaling of its data infrastructure. Mr. Polad previously held a number of positions in Hewlett Packard from September 2006 until January 2019 and assisted its Indigo division in its rapid growth by implementing information systems, business applications, data analytics and business intelligence. Mr. Polad holds a B.Sc degree in Industrial Engineering, Information Systems & Management as well as an MBA degree, both from Ben-Gurion University located in Israel.

James M. Vanderhider. Since December 2018, Mr. Vanderhider has served as President of Aspen View GP, LLC. Previously, Mr. Vanderhider served as a Principal, Executive Vice President and Chief Financial Officer of EnerVest, Ltd. from 1996 until 2018. He was responsible for building EnerVest's private equity business and for the oversight of the institutional investments. During such tenure, he led initiatives for raising over $8 billion of private equity and over $12 billion of total institutional capital, securing over 150 institutional investors. Such investors included a diversified group of pension funds, endowments, foundations, family offices, insurance companies, fund of funds, international investors and other financial institutions.

Mr. Vanderhider currently serves as President of the Foundation of Goodwill Industries of Houston, along with serving on the Audit Committee of Goodwill Industries of Houston. During 2019, he joined the Advisory Board of Midway Companies, a privately owned, multi-billion dollar fully integrated real estate development and investment firm based in Houston, Texas. During January, 2022 he joined the Board of Directors of Scranton Holding Company, a private start-up venture in Hibbing, Minnesota, with a mission to become the only dedicated US producer of merchant pig iron and conducting operations leading to clean steel production through a carbon neutral, ESG-focused process. Mr. Vanderhider holds a BA of Business Administration degree in Accounting from Texas A&M University and is a Certified Public Accountant.

Family Relationships

Family Relationships

There are no family relationships among any of 374Water’s directors or executive officers.

Required Vote and Board Recommendation

If a quorum is present and voting, the seven Company Nominees receiving the highest number of votes will be elected as directors. If you hold your shares in your own name and abstain from voting on the election of directors, your abstention will have no effect on the vote. If you hold your shares through a broker and you do not instruct the broker on how to vote for the seven Company Nominees, your broker will not have the authority to vote your shares. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the vote.

The Board recommends that you vote “FOR” each Company Nominee.

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CORPORATE GOVERNANCE

374Water, with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our officers, directors and employees, including our principal financial officer and principal accounting officer. The Code of Business Conduct and Ethics addresses, among other things, conflicts of interest, protection and proper use of Company assets, government relations, compliance with laws, rules and regulations and the process for reporting violations of the Code of Business Conduct and Ethics, improper conflicts of interest or other violations. Our Code of Business Conduct and Ethics is available on our website at www.374water.com in the “Governance Documents” section found under the “Investors” tab. We intend to disclose any future amendments to certain provisions of the Code of Business Conduct and Ethics, or waivers of such provisions granted to executive officers and directors, on this website within four business days following the date of any such amendment or waiver.

Board Composition

Our Certificate of Incorporation, as amended, and our Bylaws (“Bylaws”) provide that our Board will consist of one or more members, such number of directors to be determined from time to time pursuant to a resolution adopted by a majority of the total number of authorized directors. Vacancies or newly created directorships resulting from an increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

We have no formal policy regarding Board diversity. Our Board believes that each director should have a basic understanding of the principal operational and financial objectives and plans and strategies of the Company, our results of operations and financial condition and relative standing in relation to our competitors. We take into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds.

Director Independence

Our common stock currently trades on The Nasdaq Capital Market under the symbol “SCWO”.  Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors, subject to certain phase-in periods available to companies that do not yet have a class of common stock registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and corporate governance and nominating committees be independent.

Our board of directors has undertaken a review of the composition of our board of directors, our committees and the independence of each director. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, the board of directors has determined that Messrs. Penn, Polad and Vanderhider and Ms. Estes are “independent” as that term is defined under applicable Nasdaq rules.

In making these determinations, the board of directors considered the current and prior relationships that Messrs. Penn, Polad and Vanderhider and Ms. Estes has with us and all other facts and circumstances the board of directors deemed relevant in determining his independence, including the beneficial ownership of capital stock by that Messrs. Penn, Polad and Vanderhider and Ms. Estes.

Board Committees, Meetings and Attendance

During 2022, the Board held thirteen meetings. We expect our directors to attend Board meetings, meetings of any committees and subcommittees on which they serve and each annual meeting of stockholders. During 2022, we had no incumbent director who attended fewer than 75% of the total number of meetings held by the Board and Board committees of which such director was a member.

We encourage our Board members to attend the annual meeting. This will be our first ever annual meeting.

The Board delegates various responsibilities and authority to different Board committees. Committees regularly report on their activities and actions to the full Board. Currently, the Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Committee assignments are re-evaluated annually. Each of these committees operates under a charter that has been approved by our Board.

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As of April 28, 2023, the following table sets forth the membership of each of the Board committees listed above.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Yaacov (Kobe) Nagar*
Richard H. David
Terry Merrell
Deanna Rene Estes
Buddie Joe (BJ) Penn	Member	Member	Chairperson
Yizhaq (Itzik) Polad	Member	Chairperson	Member
James M. Vanderhider	Chairperson

*	Chairperson of the Board of Directors

Audit Committee

Our audit committee is currently comprised of Messrs. Penn, Polad and Vanderhider, each of whom our board has determined is financially literate and qualifies as an independent director under Section 5605(a)(2) and Section 5605(c)(2) of the Nasdaq rules. Mr. Vanderhider is the Chairperson of our audit committee and Mr. Vanderhider qualifies as an audit committee financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K.

Our audit committee has adopted a written audit committee charter, viewable at https://374water.com/investor-relations/corporate governance/, that provides that the functions of our audit committee include, among other things:

●	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

●	helping to ensure the independence and performance of the independent registered public accounting firm;

●

discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

●	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

●	reviewing our policies on risk assessment and risk management;

●	reviewing and approving related party transactions;

●

obtaining and reviewing a report by the independent registered public accounting firm, at least annually, that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

●

approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

Compensation Committee

Our compensation committee is currently comprised of Messrs. Penn and Polad. Our board has determined that each of Messrs. Penn and Polad qualifies as an independent director under Section 5605(a)(2) of the Nasdaq rules and a “non-employee director” for purposes of Section 16b-3 under the Exchange Act and does not have a material relationship with us that would affect his ability to be independent from management in connection with the duties of a compensation committee member, as described in Section 5605(d)(2) of the Nasdaq rules. Mr. Polad is the Chairperson of our compensation committee.

Our compensation committee has adopted a written compensation committee charter, viewable at https://374water.com/investor-relations/corporate governance/, that provides that the functions of our compensation committee include, among other things:

●	reviewing and approving, or recommending to our board of directors for approval, the compensation of our executive officers and any compensatory arrangement with our executive officers;

●	reviewing and recommending to our board of directors for approval the compensation of our directors and any changes to their compensation;

●	reviewing and approving, or recommending to our board of directors for approval, and administering incentive compensation and equity incentive plans; and

●	reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy.

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Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is currently comprised of Messrs. Penn and Polad. Our board has determined that each of Messrs. Penn and Polad qualifies as an independent director under Section 5605(a)(2) of the Nasdaq rules. Mr. Penn is the Chairperson of our nominating and corporate governance committee.

Our nominating and corporate governance committee has adopted a written nominating and corporate governance committee charter, viewable at https://374water.com/investor-relations/corporate governance/, that provides that the functions of our nominating and corporate governance committee include, among other things:

●	identifying, evaluating and selecting, or making recommendations to our board of directors regarding, nominees for election to our board of directors and its committees;

●	overseeing the evaluation and the performance of our board of directors and of individual directors;

●	considering and making recommendations to our board of directors regarding the composition of our board of directors and its committees;

●	overseeing our corporate governance practices;

●	contributing to succession planning; and

●	developing and making recommendations to our board of directors regarding corporate governance guidelines and matters.

Director Nominations

Our Nominating and Corporate Governance Committee considers all qualified candidates identified by members of the Board, by senior management and by stockholders. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of senior management. We did not pay fees to any third party to assist in the process of identifying or evaluating director candidates during 2022 nor during 2023 thus far.

To recommend a nominee for election to the Board, a stockholder must submit his or her recommendation to our Secretary at our corporate offices at 3710 Shannon Rd., Suite 51877, Durham, North Carolina 27717. Such nomination must be received by us prior to the date set forth under “Stockholder Proposals” below. A stockholder’s recommendation must be accompanied by certain information with respect to stockholder nominees as specified, including among other things, the name, age, address and occupation of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any beneficial owner on whose behalf the nomination is being made (including the number of shares beneficially owned, any hedging, derivative, short or other economic interests and any rights to vote any shares) and any material monetary or other relationships between the recommended person and the proposing stockholder and/or the beneficial owners, if any, on whose behalf the nomination is being made.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

●	the appropriate size and diversity of our Board;

●

our needs with respect to the particular knowledge, skills and experience of nominees, including experience in corporate finance, technology, business, administration and sales, in light of the prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

●	experience with accounting rules and practices, and whether such a person qualifies as an “audit committee financial expert” pursuant to SEC rules; and

●	balancing continuity of our Board with periodic injection of fresh perspectives provided by new Board members.

Our Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and our relative standing in relation to our competitors.

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In identifying director nominees, the Board will first evaluate the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination.

If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board will identify another nominee with the desired skills and experience described above. The Board takes into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, the Board will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as it may deem are in our and our stockholders’ best interests. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Communications with Directors

The Board welcomes communication from our stockholders. Stockholders and other interested parties who wish to communicate with a member or members of our Board or a committee thereof may do so by addressing correspondence to the Board member, members or committee, c/o Secretary, 374Water Inc. 3710 Shannon Rd., Suite 51877, Durham, North Carolina 27717. Our Secretary will review and forward correspondence to the appropriate person or persons.

All communications received as set forth in the preceding paragraph will be opened by our Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee(s). In the case of communications to the Board or any group or committee of directors, our Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to whom the communication is addressed. If the amount of correspondence received through the foregoing process becomes excessive, our Board may consider approving a process for review, organization and screening of the correspondence by our Secretary or another appropriate person.

Involvement in Certain Legal Proceedings

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers, or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

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DIRECTOR COMPENSATION

During the period of December 31, 2022, non-employee members of our board of directors were compensated as follows:

Name	Fees earned or paid in cash	Stock Award	Option Awards		Non-equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All other Compensation	Total
Richard H. Davis	$—	$—	$—		$—	$—	$—	$—
Terry Merrell	$—	$—	$60,000	(1)	$—	$—	$—	$60,000
Deanna Rene Estes	$—	$—	$60,000	(1)	$—	$—	$—	$60,000
Buddie Joe (BJ) Penn	$—	$—	$60,000	(1)	$—	$—	$—	$60,000
Yizhaq (Itzik) Polad	$—	$—	$60,000	(1)	$—	$—	$—	$60,000
James M. Vanderhider	$—	$—	$60,000	(1)	$—	$—	$—	$60,000

  (1)Represents an option to purchase up to 20,000 shares of common stock to purchase which was granted on June 13, 2022 and vests in four equal quarterly share installments at the end of each quarter beginning on September 30, 2022 with a per share exercise price of $3.00. Each must be a member of the Board of Directors of the Issuer as of each vesting date. These options expire on June 12, 2032

Equity Compensation

For fiscal 2023, we have not yet determined the compensation level for our non-employee members of the Board of Directors.

Indemnification of Directors and Officers

Our Certificate of Incorporation allows us to indemnify our present and former officers and directors and other personnel against liabilities and expenses arising from their service to the full extent permitted by Delaware law. The persons indemnified include our (i) present or former directors or officers, (ii) any person who while serving in any of the capacities referred to in clause (i) who served at our request as a director, officer, partner, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and (iii) any person nominated or designated by (or pursuant to authority granted by) our Board of Directors or any committee thereof to serve in any of the capacities referred to in clauses (i) or (ii).

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STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about beneficial ownership of our common stock as of April 17, 2023, (unless otherwise noted) by (i) each stockholder that has indicated in public filings that the stockholder beneficially owns more than five percent of the common stock, (ii) each of the Company’s directors and named officers and (iii) all directors and officers as a group. Except as otherwise noted, each person listed below, either alone or together with members of the person’s family sharing the same household, had, to our knowledge, sole voting and investment power with respect to the shares listed next to the person’s name.

Name and address(1)	Number of shares beneficially owned		Percentage of ownership (2)
5% stockholders (other than directors and officers)
None	-		-%
Directors and officers
Yaacov (Kobe) Nagar	37,710,752		29.23%
Marc Deshusses	22,620,451		17.54%
Terry Merrell (3)	7,133,333	(4)	5.53%
Richard H. Davis	3,982,898	(5)	3.00%
Israel D. Abitbol	731,912	(6)	0.57%
Deanna Rene Estes	27,500	(7)	0.02%
Buddie Joe (BJ) Penn	15,000	(8)	0/01%
Yizhaq (Itzik) Polad	115,000	(9)	0.08%
James M. Vanderhider (10)	1,220,000	(11)	0.95%
(All directors and officers as a group 9 persons)	73,556,846	(12)	56.93%

(1)	Except as indicated, the address of the person named in the table is c/o 374Water Inc. 701 W. Main Street, Suite 410. Durham North Carolina 27701.
(2)

In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of the common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after April 17, 2023, are deemed outstanding, while the shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of the common stock held by them. Applicable percentage ownership is based on 128,998,876 shares of the common stock outstanding as of April 17, 2023. The inclusion in the table above of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

(3)

All 7,118,333 shares are owned and held by MB Holdings Inc. Terry Merrell has sole voting and dispositive power over the securities held by MB Holdings Inc. Mr. Merrell is a member of our board of directors.

(4)	Consists of 7,118,333 shares of common stock and options to purchase 15,000 shares of common stock that are either exercisable or will become exercisable within 60 days of July 17, 2023.
(5)	Consists of 282,898 shares of common stock and options to purchase 3,700,000 shares of common stock that are either exercisable or will become exercisable within 60 days of July 17, 2023.
(6)	Consists of 402,716 shares of common stock and options to purchase 329,196 shares of common stock that are either exercisable or will become exercisable within 60 days of July 17, 2023.
(7)	Consists of 12,500 shares of common stock and options to purchase 15,000 shares of common stock that are either exercisable or will become exercisable within 60 days of July 17, 2023.
(8)	Consists of options to purchase 15,000 shares of common stock that are either exercisable or will become exercisable within 60 days of July 17, 2023.
(9)	Consists of 100,000 shares of common stock and options to purchase 15,000 shares of common stock that are either exercisable or will become exercisable within 60 days of July 17, 2023.
(10)

All 1,170,000 shares are owned and held by Aspen View LP. James Vanderhider has sole voting and dispositive power over the securities held by Aspen View LP. Mr. Vanderhider is a member of our board of directors.

(11)

Consists of 1,170,000 shares of common stock and warrants to purchase 35,000 shares of common stock and options to purchase 15,000 shares of common stock that are either exercisable or will become exercisable within 60 days of July 17, 2023.

(12)

Consists of 73,556,846 shares of common stock held by our current directors and executive officers, of which 4,104,196 consist of warrants or stock options to purchase shares of common stock which are either exercisable or will become exercisable within 60 days of July 17, 2023..

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In addition to the compensation arrangements with our directors and executive officers, including those discussed in the sections titled “Management” and “Executive Compensation,” the following is a description of each transaction since January 1, 2019 and each currently proposed transaction in which:

●	we have been or are to be a participant;

●	the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years; and

●

any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Agreement with Merrell Bros.

On July 7, 2021, 374Water Systems Inc. (“374Water”), a subsidiary of 374Water Inc. (the “Company”) entered into a Manufacturing and Service Agreement (the “Manufacturing and Service Agreement”) with Merrell Bros. Fabrication, LLC (“Merrell Bros.”) pursuant to which Merrell Bros. will manufacture, supply and service AirSCWO supercritical water oxidation products for 374Water. Subject to certain termination rights, the Manufacturing and Service Agreement is for an initial period of three years and will renew for successive one-year periods thereafter. Under the Manufacturing and Service Agreement, Merrell Bros. will be 374Water’s exclusive supplier and service provider with respect to the products in the United States and Canada.

As of December 31, 2022, we have incurred $1,318,117 in expenses relating to the Manufacturing and Service Agreement and  there is an accounts payable of $559,481 relating to the Manufacturing and Service Agreement.

Terry Merrell, one of the Merrell Bros, is a member of our Board.

Related-Party Transaction Policy

Our audit committee charter that gives our audit committee the primary responsibility for reviewing and approving or disapproving “related-party transactions,” which are generally transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. The written charter of our audit committee provides that our audit committee shall review and approve in advance any related-party transaction.

In approving or rejecting any related party transactions, our audit committee considers the relevant facts and circumstances available and deemed relevant to our audit committee, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

Prior to the formation of our audit committee, our entire board of directors has been responsible for approving related-party transactions. The transactions described above were approved by our board of directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. To our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2022, we believe that all filing requirements applicable to our officers, directors and greater than ten percent stockholders were complied with for the fiscal year ended December 31, 2022.

EXECUTIVE COMPENSATION

Compensation Philosophy and Practices

We believe that the performance of our executive officers significantly impacts our ability to achieve our corporate goals. We, therefore, place considerable importance on the design and administration of our executive officer compensation program. This program is intended to enhance stockholder value by attracting, motivating and retaining qualified individuals to perform at the highest levels and to contribute to our growth and success. Our executive officer compensation program is designed to provide compensation opportunities that are tied to individual and corporate performance.

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Our compensation packages are also designed to be competitive in our industry. The Compensation Committee from time-to-time consults with other advisors in designing our compensation program, including in evaluating the competitiveness of individual compensation packages and in relation to our corporate goals.

Our overall compensation philosophy has been to pay our executive officers an annual base salary and to provide opportunities, through cash and equity incentives, to provide higher compensation if certain key performance goals are satisfied.

The main principles of our fiscal year 2022 compensation strategy included the following:

●

An emphasis on pay for performance. A significant portion of our executive officers’ total compensation is variable and at risk and tied directly to measurable performance, which aligns the interests of our executives with those of our stockholders;

●

Equity as a key component to align the interests of our executives with those of our stockholders. Our Compensation Committee continues to believe that keeping executives interests aligned with those of our stockholders is critical to driving toward achievement of long-term goals of both our stockholders and the Company.

Executive Officers

The following table sets forth the names, ages and positions of our executive officers and certain significant employees as of , December 31, 2022 and currently:

Name	Age	Position(s)	Held Since

Yaacov (Kobe) Nagar	43	Chief Executive Officer, Chairperson of the Board	2021

Israel D. Abitbol	38	Chief Financial Officer	2022

Yaacov (Kobe) Nagar. Mr. Nagar is a co-founder of 374Water and patent inventor of the supercritical water oxidation AirSCWO™ system. He has been the Chief Executive Officer of 374Water from inception in July 2018 and the Chairperson of the Board since the Merger. Mr. Nagar holds degrees in chemical engineering from Ben Gurion University (2001) and material engineering from Tel-Aviv University (2007) and thereafter held positions in the defense industry and renewable energy sectors in Israel, where he worked on developing fuel cell, CO2 sequestration and low energy chemicals technologies. He joined the Bill and Melinda Gates Foundation project at Duke University in 2017 to scale up and commercialize the SCWO technology.

Israel D. Abitbol. Mr. Abitbol became our Chief Financial Officer in February 2022. Mr. Abitbol has served as the Company’s Head of Finance since January 2019. Prior to serving as the Company’s Head of Finance, Mr. Abitbol was an Auditor at BDO USA, LLP from June 2013 until April 2019. Mr. Abitbol is a senior finance executive with years of finance responsibilities and a consistent record of managing key financial processes contributing to successful business management. Mr. Abitbol is a Certified Public Accountant with a B.S.in Business Administration from the University of North Carolina at Chapel Hill and a Master of Accounting from Kenan-Flagler Business School. Mr. Abitbol is a member of the North Carolina Association of CPAs, and a member of the American Institute of CPAs.

Summary Compensation Table

The following table summarizes all compensation received by our named executive officer December 31, 2022 and 2021:

Name and Principal Position	Year	Salary ($) (a)	Bonus ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($)(e)	Nonqualified Deferred Compensation ($) (f)	All Other Compensation ($) (g)	Total Earnings ($)(h)

Yaacov (Kobe) Nagar,	2022	$250,000	-	-	-	-	-	-	$250,000
Chief Executive Officer	2021	$160,348	-	-	-	-	-	-	$160,348

Israel D. Abitbol	2022	$156,000	-	-	-	-	-	-	$156,000
Chief Financial Officer(1)	2021	-	-	-	-	-	-	-	-

Richard H. Davis,	2022	$90,000	-	-	-	-	-	-	90,000
Former Chief Financial Officer(2)	2021	$90,000	-	-	-	-	-	-	$90,000

John Hofmann,	2022	-	-	-	-	-	-	-	-
Former Chief Financial Officer (1)	2021	-	-	-	$396,000	-	-	$10,820	$406,820

(a)	Salaries include those amounts paid and accrued as an expense on the books of the Company.
(c)(d)	Stock and Option Awards are calculated based on the face value of awards as of the date of grant.
(g)	All Other Compensation is comprised of consulting fees.

(1)

On February 7, 2022, Israel D. Abitbol was promoted from his then current role as the Company’s Head of Finance to serve as the Company’s Chief Financial Officer. As of the same date, John L Hofmann, the Company’s then current Chief Financial Officer, assumed the role of the Company’s Senior Vice President. Mr. Abitbol receives an annual salary of $156,000.

(2)

On April 16, 2021, Richard H. Davis was replaced in the CEO position 374Water Inc. (formerly known as PowerVerde) by Yaacov (Kobe) Nagar. Mr. Davis continued his employment at the Company. Mr. Davis continues to serve as a member of our board of directors.

17

Employment Agreements

Yaacov (Kobe) Nagar, CEO. Mr. Nagar signed his employment agreement with the Company on April 16, 2021. The term is three years, with potential extensions at the agreement of the parties. His base salary is $250,000 per year. If he is terminated for cause, as defined in the agreement, or he leaves the employment of the Company on his own volition, Mr. Nagar shall receive salary and benefits that have accrued up to the date of termination. If he is terminated without cause or following a material change, as defined in the agreement, Mr. Nagar will receive salary through the date of termination, all stock options shall vest immediately and salary and healthcare benefits will continue for 24 months. Mr. Nagar also agreed to a twelve month non-compete/non-solicitation, and signed a separate Proprietary Information and Inventions Agreement with his employment agreement which assigns to the Company any intellectual property developed by him during his employment.

On January 26, 2022 the (“Effective Date”), the Company entered into a First Amendment to Employment Agreement (the “Nagar Amendment”) with Mr. Nagar to amend certain cash compensation provisions of the Employment Agreement the Company and Mr. Nagar entered into on April 16, 2021. Specifically, as of the Effective Date, the Nagar Amendment increased Mr. Nagar’s annual base salary from $200,000 to $250,000. Additionally, Mr. Nagar is now eligible to receive compensation as follows: (i) a one-time $33,000 bonus in the event the Company achieves net income for two consecutive fiscal calendar quarters for the period which is one year after the Initial Public Offering (the “Net Income Bonus”) and (ii) a one-time $67,000 cash bonus in the event the average closing price of the Company’s common stock over any consecutive three month period during the first year subsequent to the Initial Public Offering equals or exceeds one hundred and fifty percent (150%) the price per share at which the Company’s common stock is sold at the Initial Public Offering (the “Trading Price Bonus”). Both the Net Income Bonus and the Trading Price Bonus may be earned if both thresholds are achieved or either the Net Income Bonus or the Trading Price Bonus may be earned if only one of the thresholds is achieved. For the purposes of the Nagar Amendment, the “Initial Public Offering” means the date on which the Company’s common stock is initially listed for trading on any tier of the NASDAQ Stock Market, the New York Stock Exchange, the NYSE American, or any other national securities exchange.

Israel D. Abitbol, Chief Financial Officer. Mr. Abitbol currently does not have a written employment agreement. His current base salary is $156,000 per year.

18

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding equity awards that have been previously awarded to each of the named executive officers and which remained outstanding as of December 31, 2022.

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares of Units That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Yaacov (Kobe) Nagar	-	-	-	-	-	-	-	-
Israel D. Abitbol	206,262	343,738	1.05	6/7/2031	-	-	-	-
	37,338	92,662	1.98	12/31/2030	-	-	-	-

374Water Inc. 2021 Equity Incentive Plan

On April 13, 2022, our stockholders approved the 374Water Inc. 2021 Equity Incentive Plan (the “2021 Plan”), which was adopted by our board of directors on June 4, 2021. The 2021 Plan provides for the granting of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash, shares of our common stock, or a combination of cash and shares of our common stock. We reserved a total of 10,000,000 shares of our common stock for awards under the 2021 Plan. The Company has issued a total of 4,052,000 stock options as of year ended December 2022, with 5,948,000 reserved options remaining during the year ended December 31, 2022.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2022, with respect to our equity compensation plans under which our equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted- average exercise price of outstanding options (b)	Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plan approved by security holders	12,752,000	$0.62	5,948,000
Equity compensation plan not approved by security holders	-	$-	-
Total	12,752,000	$0.62	5,948,000

Pay versus Performance

As an “emerging growth company,” we are not required to provide the executive compensation Pay versus Performance disclosure described in Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act or Item 402(v) of Regulation S-K.

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AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee assists the Board in its general oversight of the Company’s financial reporting processes. The Audit Committee Charter describes in greater detail the full responsibilities of the Audit Committee. During each fiscal year, the Audit Committee reviews the Company’s financial statements, management reports, internal control over financial reporting and audit matters. In connection with these reviews, the Audit Committee meets with management and independent public accountants at least once each quarter. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the Audit Committee meets separately with the independent public accountants, financial management personnel and legal counsel.

As part of its review of audit matters, the Audit Committee supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent public accountants. Together with senior members of the Company’s financial management team, the Audit Committee reviewed the overall audit scope and plans of the independent public accountants, the results of external audit examinations, and evaluations by management of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting.

In addition, the Audit Committee reviewed key initiatives and programs aimed at designing and maintaining an effective internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the steps taken to maintain the effectiveness of internal procedures and controls.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews and discusses the quarterly and annual consolidated financial statements with management, and the Company’s independent public accountants prior to their issuance. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. Cherry Bekaert LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.

The Audit Committee has reviewed with the independent public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC including a discussion with management and the independent public accountants of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s financial statements. In addition, the Audit Committee reviewed and discussed with Cherry Bekaert LLP matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letter from Cherry Bekaert LLP to the Audit Committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountant’s communication with the Audit Committee concerning independence. The Audit Committee concluded that Cherry Bekaert LLP is independent from the Company and its management.

Taking all these reviews and discussions into account, the Audit Committee recommended to the Board that the audited financial statements be included in 374Water’s Annual Report on Form 10-K for fiscal year 2022, for filing with the SEC.

AUDIT COMMITTEE James M. Vanderhider, Chairperson Buddie Joe (BJ) Penn Yizhaq (Itzik) Polad

The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

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Fees to Independent Registered Public Accounting Firm

The firm D. Brooks and Associates CPAs, PA was designated by our Board of Directors to audit the consolidated financial statements of our company for the fiscal years ended December 31, 2020. As of December 31, 2021, the Company engaged the firm Cherry Bekaert LLP, Raleigh, North Carolina (PCAOB ID 667) to take over auditor services effective during the fourth quarter of 2021. The following table summarizes the aggregate fees billed or to be billed to us by our independent registered accounting firms D. Brooks and Associates CPAs, PA, and Cherry Bekaert LLP for the fiscal year ended December 31, 2021:

	Year Ended December 31,
	2022	2021
Audit Fees	$100,600	$79,750
Audit-Related Fees	$52,490	-
Tax Fees	-	-
All Other Fees	-	-
TOTAL	$153,090	$79,750

“Audit Fees” consisted of fees billed for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our Forms 10-K and 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” consisted of fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit or review of our financial statements and are not reported under the paragraph captioned “Audit Fees” above. During our fiscal year ended December 31, 2022, Cherry Bakaert LLP billed us $52,490 for services related to consent procedures for the use of its audit opinion in the Company’s filing of a Registration Statement on Form S-1 and Registration Statement on Form S-3 that incorporated by reference the Company’s audited financial statements for the fiscal years ended December 31, 2021.  The amount also included fees related to a underwriter “comfort” letter relating to the same Registration Statement on Form S-3. During our fiscal year ended 2021, there were no such fees billed by Cherry Bakaert LLP or D. Brooks and Associates CPAs, PA.

“Tax Fees” consisted of fees billed for professional services rendered by the principal accountant for tax returns preparation. During our fiscal years ended December 31, 2022, there were no such fees billed by Cherry Bakaert LLP.  During our fiscal years ended December 31, 2021, there were no such fees billed by Cherry Bakaert LLP or firm D. Brooks and Associates CPAs, PA.

“All Other Fees” consisted of fees billed for products and services provided by the principal accountant, other than the services reported above under other captions above. During our fiscal years ended December 31, 2022, there were no such fees billed by Cherry Bakaert LLP.  During our fiscal years ended December 31, 2021, there were no such fees billed by Cherry Bakaert LLP or firm D. Brooks and Associates CPAs, PA.   The aggregate fees billed or expected to be billed by BDO for tax compliance, tax advice and tax planning rendered to the Company for the fiscal years ended December 31, 2022 and 2021 is approximately $11,265 and $10,000, respectively.

Pre-Approval Policies and Procedures

The audit committee’s policy is that all audit and non-audit services provided by its independent registered public accounting firm shall either be approved before the independent registered public accounting firm is engaged for the particular services or shall be rendered pursuant to pre-approval procedures established by the Audit Committee. These services may include audit services and permissible audit-related services, tax services and other services. Pre-approval spending limits for audit services are established on an annual basis, detailed as to the particular service or category of services to be performed and implemented by our financial officers. Any audit or non-audit service fees that may be incurred by us during a quarter that fall outside the limits pre-approved by the Audit Committee for a particular service or category of services must be reviewed and approved by the Chairperson of the Audit Committee prior to the performance of services. On an annual basis, the Audit Committee reviews and itemizes all fees paid to its independent registered public accounting firm in the prior quarter (including fees approved by the Chairperson of the Audit Committee between regularly scheduled meetings and fees approved by our financial officers pursuant to the pre-approval policies described above) and further reviews and itemizes all fees expected to be paid in the upcoming quarter. The Audit Committee may revise its pre-approval spending limits and policies at any time. None of the fees paid to the independent registered public accounting firm were approved by the Audit Committee after the services were rendered pursuant to the “de minimis” exception established by the SEC for the provision of non-audit services.

21

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. The proposal, commonly known as a “say-on-pay” proposal, is required under Section 14A of the Securities Exchange Act of 1934, as amended (which was put in place by the Dodd-Frank Act) and gives our stockholders the opportunity to express their views on the Company’s executive compensation. Because this vote is an advisory vote, this proposal is not binding upon the Company, our board of directors or the compensation committee; however, the compensation committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the compensation committee will evaluate whether any actions are necessary to address these concerns.

As described in detail under the heading “Compensation Philosophy and Practices,” the goals of our compensation program are to ensure that executive compensation rewards management for helping us achieve our corporate goals (increased sales, profitability, etc.) and align management’s overall goals and objectives with those of our stockholders. To achieve these goals, our board of directors and, going forward, our compensation committee, aims to:

●	provide a competitive compensation package that enables us to attract and retain qualified management personnel;

●	provide incentives that reward the achievement of performance goals that directly correlate to the enhancement of stockholder value and facilitate executive retention;

●	reward our officers fairly for their role in our achievements; and

●	align executives’ interests with those of stockholders through long-term incentives linked to specific performance.

We are asking our stockholders to indicate their support for our named executive officer compensation program as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Philosophy and Practices, the accompanying compensation tables, and the related narrative disclosure in the Company’s proxy statement for the 2023 annual meeting.”

As further described in “Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation,” the board of directors is asking the Company’s stockholders to vote at the Annual Meeting on a proposal regarding the frequency of the vote on future Say-on-Pay proposals as required by Section 14A. Subject to adoption by the board of directors of a different frequency for an advisory vote on executive compensation in accordance with the recommendation of the Company’s stockholders pursuant to “Proposal No. 3 - Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation” or otherwise, we currently expect to hold future advisory votes on executive compensation every three years, and the next “say-on-pay” vote is expected to occur at the annual meeting of our stockholders in 2026.

Vote Required

The affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal is required to approve the advisory vote on executive compensation. This is a non-binding advisory vote.

The Board recommends a vote FOR the advisory vote on executive compensation disclosed in the Compensation Philosophy and Practices, the accompanying compensation tables, and the related narrative disclosure.

22

PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also provides that stockholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC, which we refer to as an advisory vote on executive compensation. By voting with respect to this proposal, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one, two, or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

The board of directors believes that a frequency of “every three years” for the advisory vote on executive compensation is the optimal interval for conducting and responding to a “say on pay” vote. In determining to recommend that stockholders vote for a frequency of once every three years, the board considered how an advisory vote at this frequency will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results. An advisory vote occurring once every three years will also permit our stockholders to observe and evaluate the impact of any changes to our executive compensation policies and practices that have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. We will continue to engage with our stockholders regarding our executive compensation program during the period between advisory votes on executive compensation. Stockholders who have concerns about executive compensation during the interval between “say on pay” votes are welcome to bring their specific concerns to the attention of the board of directors. Please refer to “Corporate Governance—Communications with the Board of Directors” in this Proxy Statement for information about communicating with the board.

Although this advisory vote on the frequency of the “say on pay” vote is non-binding, the board of directors and the compensation committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

Vote Required

For the advisory vote on how frequently our stockholders should vote on the compensation of our named executive officers, the number of years (1, 2 or 3) that receives the highest number of votes will be deemed to be preferred by our stockholders. This is a non-binding advisory vote.

The Board recommends a vote FOR the option of “every three years” for future advisory votes on executive compensation.

23

PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT LLP AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2023 FISCAL YEAR

The Audit Committee of the Board has selected Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and the Board has directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the Annual Meeting.

Stockholder ratification of the selection of Cherry Bekaert LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Cherry Bekaert LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Cherry Bekaert LLP Even if the selection is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Required Vote and Board Recommendation

The affirmative vote of a majority of the shares present cast for or against the proposal is required to ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may vote your shares at its discretion. Abstentions will have no effect on the outcome of the vote on this proposal.

The Board recommends a vote FOR the ratification of Cherry Bekaert LLP as our independent registered public accounting firm for the 2023 fiscal year.

24

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Stockholders who wish to submit proposals to be considered or to nominate persons for election to the Board of Directors at the 2024 Annual Meeting must be a stockholder of record, both when they give us notice and at the 2024 Annual Meeting, must be entitled to vote at the 2024 Annual Meeting. A stockholder’s notice must be delivered to our Secretary at c/o 374Water Inc. 3710 Shannon Rd., Suite 51877, Durham, North Carolina 27717 not less than 45 nor more than 75 days before the anniversary date of the immediately preceding Annual Meeting. For our 2024 Annual Meeting, the notice must be delivered between March 31, 2024 and April 30, 2024. However, if our 2024 Annual Meeting is not within 30 days prior to or 60 days after August 30, 2024, the notice must be delivered no later than the close of business on the 10th day following the earlier of the day on which the first public announcement of the date of the 2024 Annual Meeting or 120 days prior to such meeting but not later than 90 days prior to such meeting. The public announcement of an adjournment or postponement of the 2024 Annual Meeting will not trigger a new time period (or extend any time period) for the giving of a stockholder notice as described in this proxy statement.

A copy of our 2022 Annual Report on Form 10-K, as amended, is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to 374Water Inc. Attention: Secretary, 3710 Shannon Rd., Suite 51877, Durham, North Carolina 27717.

25

374WATER INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS annual meeting OF STOCKHOLDERS – june 14,2023 at 10:00 aM
CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of 374Water Inc. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Yaacov (Kobe) Nagar proxy, with power of substitution, for and in the name of the undersigned to attend the 2023 annual meeting of stockholders of the Company to be held at 701 W. Main Street, Suite 410, Durham, North Carolina 27701 on Wednesday, June 14, 2023 beginning at 10:00 AM, local time, or at any adjournment or postponement thereof, and there to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/SCWO
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF 374WATER INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		→	FOR	WITHHOLD
Election of Directors:
	Yaacov (Kobe) Nagar		☐	☐
	Richard H. Davis		☐	☐		Control ID:
	Terry Merrell		☐	☐		REQUEST ID:
	Deanna Rene Estes		☐	☐
	Buddie Joe (BJ) Penn		☐	☐
	Yizhaq (Itzik) Polad		☐	☐
	James M. Vanderhider		☐	☐
Proposal 2		→	FOR	AGAINST	ABSTAIN
	An advisory vote on the compensation of the Company’s named executive officers as disclosed in the Proxy Statement accompanying this notice.		☐	☐	☐

Proposal 3		→	EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN
	An advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.		☐	☐	☐	☐

Proposal 4		→	FOR	AGAINST	ABSTAIN
	Ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the 2023 fiscal year.		☐	☐	☐

Proposal 5
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” PROPOSAL 1, 2 AND 4 AND “EVERY THREE YEARS” FOR PROPOSAL 3.

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2023

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)